EXHIBIT 10.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF: (i) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT, OR (ii) AN EXEMPTION THEREFROM UNDER SAID ACT.


Void after 5:00 p.m. (Eastern time) on
January 15, 2008 as provided herein.

Issue Date:  January 16, 1997           Option to Purchase Common Shares
Expiration Date:  January 15, 2008      Exercisable Commencing: January 16,
1998


                           COMMON STOCK PURCHASE OPTION
                           TO PURCHASE COMMON SHARES OF
                            PRINCETON MEDIA GROUP, INC.

     Princeton Media Group, Inc. (the "Company), a Canadian corporation, hereby certifies that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company, James J. McNamara is entitled, subject to the terms set forth in this Common Stock purchase option (the "Option"), at any time hereafter or from time to time hereafter, (the "Exercise Date") through but not later than January 15, 2008 (the "Expiration Date"), to purchase from the Company One Million, Two Hundred Thousand (1,200,000) shares of common stock, no par value (the "Common Stock") of the Company (the "Shares") at an exercise price of three dollars ($3.00) per Share (such exercise price per Share, as adjusted from time to time pursuant to the provisions set forth below, being referred to herein as the "Exercise Price"). This Option and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void to the extent the Holder fails to exercise any portion of this Option prior to 5:00 p.m., New York, New York time, on the Expiration Date.

1. Restrictions on Transfer of Shares

     The Shares underlying this Option may be restricted securities and in the event they have not been the subject of registration under the Securities Act of 1933, as amended (the "Act"), they may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of: (i) an effective registration statement for such securities under said Act, or (ii) an exemption therefrom under said Act.

2. Exercise of Option

     (a) All or any part of this Option may be exercised by the holder of this Option (the "Holder") by surrendering it, with the form of subscription annexed hereto duly executed by such Holder, to the Company at its principal executive office or to the Company's transfer agent accompanied by payment in full, in cash or by certified or official bank check, of the Exercise Price payable in respect of all or part of the Option being exercised. If less than the entire Option is exercised, the Company shall, upon such exercise, execute and deliver to the Holder hereof a new option in the same form as this Option evidencing the right to purchase Shares hereunder to the extent not exercised. This Option shall be deemed to have been exercised prior to the close of business on the date this Option is surrendered and payment is made in accordance with the foregoing provision;

     (b) The Company shall, at the time of any exercise of all or part of this Option, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Option; provided that if the Holder of this Option shall fail to make any such request, such failure shall not affect the continuing obligations of the Company to afford to such Holder any such rights;

     (c) The Shares which may be delivered upon the exercise of this Option shall, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereto;

     (d) The Company shall cooperate with the Holder in an exercise pursuant to which all or part of the Shares will be sold simultaneously with the exercise of this Option with the broker-dealer, if any, participating in such sale being irrevocably instructed to remit the proceeds of the exercise to the Company upon settlement of the sale of the underlying Shares;

     (e) The Holder may exercise part or all of the Option by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Company, which approval shall be expeditiously provided and not unreasonably withheld. The Holder may also tender shares of the Company's Common Stock owned by him and having an aggregate fair market value at least equal to the total exercise price, in lieu of cash, to exercise part or all of the Option. For purposes of this provision, the fair market value of a share of Common Stock will be the average daily closing transaction price (or if not reported, the average daily closing bid price) for the five (5) trading days preceding the date of delivery of a notice of exercise to the Company on the principal exchange or quotation system on which the Common Stock is traded or quoted; and

     (f) Except to the extent that their vesting may be accelerated pursuant to Section 2(g) or 2(h) of this Option, the Option shall vest and become exercisable in ten equal increments over the next ten (10) years, one-tenth per year as set forth below:

          (1) the Option shall vest with respect to 120,000 shares on the first anniversary of the Issue Date set forth on the cover hereof;

          (2) the Option shall vest with respect to an additional 120,000 shares on the second anniversary of the Issue Date;

          (3) the Option shall vest with respect to an additional 120,000 shares on the third anniversary of the Issue Date;

          (4) the Option shall vest with respect to an additional 120,000 shares on the fourth anniversary of the Issue Date;

          (5) the Option shall vest with respect to an additional 120,000 shares on the fifth anniversary of the Issue Date;

          (6) the Option shall vest with respect to an additional 120,000 shares on the sixth anniversary of the Issue Date;

          (7) the Option shall vest with respect to an additional 120,000 shares on the seventh anniversary of the Issue Date;

          (8) the Option shall vest with respect to an additional 120,000 shares on the eighth anniversary of the Issue Date;

          (9) the Option shall vest with respect to an additional 120,000 shares on the ninth anniversary of the Issue Date; and

          (10) the Option shall vest with respect to an additional 120,000 shares on the tenth anniversary of the Issue Date.

     (g) Notwithstanding any other provision of this Option, the vesting schedule set forth in Section 2(f) hereof shall be accelerated such that the rights relating to the purchase hereunder of:

(1) one third (1/3) of the Shares purchasable under the Option, to the extent not already vested, shall become vested and exercisable if and when the Company's reported net income before interest expense, taxes, depreciation and amortization for the prior consecutive four (4) quarterly reporting periods as reported in the Company's filings with the Securities and Exchange Commission ("Adjusted Net Income") equals or exceeds $1,000,000, or the Company's reported net revenues for the prior consecutive four (4) quarterly reporting periods as reported in the Company's filings with the Securities and Exchange Commission exceed $10,000,000;

(2) two thirds (2/3) of the Shares purchasable under the Option, to the extent not already vested, shall become vested and exercisable if and when the Company's Adjusted Net Income exceeds $2,000,000, or the Company's reported net revenues for the prior consecutive four (4) quarterly reporting periods as reported in the Company's filings with the Securities and Exchange Commission exceed $17,000,000; and

(3) all of the Shares purchasable under this Option, to the extent not already vested, shall become vested and exercisable if and when the Company's
Adjusted Net Income exceeds $3,000,000 or the Company's reported net revenues for the prior consecutive four (4) quarterly reporting periods as reported in the Company's filings with the Securities and Exchange Commission exceed $25,000,000.

     (h) Notwithstanding Sections 2(f) and 2(g) hereof, this Option shall vest in full and become exercisable with respect to all of the Shares subject hereto, at such time and in the event that: (i) the employment of James J. McNamara is terminated pursuant to Section 9(b) or 9(c) of Mr. McNamara's employment contract with the Company dated the same date as the date of issue hereof (the "McNamara Agreement"); or (ii) the Company provides a notice of nonrenewal pursuant to Section 2 of the McNamara Agreement; or (iii) there is a "Change of Control" as defined in Section 10(b) of the McNamara Agreement.

3. Fractional Shares

     No fractional securities or scrip representing fractional securities shall be issued upon the exercise of this Option. With respect to any fraction of a security called for upon any such exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such security, determined as follows:

     (a) If the security is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the security on such exchange on the last business day prior to the date of exercise of this Option, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

     (b) If the security is not listed or admitted to unlisted trading privileges, the current value shall be the last reported sale price on the Nasdaq National Market System ("NASDAQ/NMS") or the mean of the last reported bid and asked prices reported by the Nasdaq SmallCap Market ("NASDAQ") or the NASD OTC Bulletin Board (or, if not so quoted, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Option; or

     (c) If the security is not so listed or admitted to unlisted trading privileges and prices are not reported on NASDAQ, or the NASD OTC Bulletin Board (or by the National Quotation Bureau, Inc.), an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the board of directors of the Company.

4. Rights of the Holder

     (a) The Company shall advise the Holder or its transferee, whether the Holder holds the Option or has exercised the Option and holds Shares, by written notice at least thirty (30) days prior to the filing of any registration statement under the Act covering any securities of the Company, for its own account or for the account of others, and will for a period of three years beginning on the Exercise Date, upon the request of the Holder, include in any registration statement, such information as may be required to permit a public offering of the Shares underlying the Option (the "Registrable Securities"). The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale or other disposition of the Registrable Securities. Notwithstanding the foregoing, if such public offering is on a firm commitment underwritten basis and the managing underwriter thereof advises the Company and the Holder in writing that the sale of such securities would impair the underwritten offering of securities for the account of the Company, the Holder will not be permitted to include such securities in the subject offering; and the Holder thereafter may exercise his/its rights to a demand registration via a separate registration statement and pursuant to Section 4(b) hereof immediately.

     (b) The Company agrees to prepare and file a registration statement under the Act relating to the exercise of this Option and the offer and sale of the Common Stock issuable upon such exercise. Notwithstanding the foregoing, if the Holder gives notice to the Company at any time to the effect that the Holder desires to register Registrable Securities under the Act, under such circumstances that a public distribution (within the meaning of the Act) of any such securities will be involved then the Company will, within thirty (30) days after receipt of such notice, file a registration statement pursuant to the Act, so as to enable the Registrable Securities to be publicly sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration statement to become and remain effective. The Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The Holder may, at its option, request the filing of a registration statement under the Act on one occasion at any time. The Holder may, at its option, request the registration of the Registrable Securities in a registration statement filed by the Company as contemplated by Section 4(a) or pursuant to this Section 4(b) prior to acquisition of the Shares issuable upon exercise of the Option and even though the Holder has not given notice of exercise of the Option. The Holder may, at its option, request such registration during the requisite three-year period with respect to the Registrable Securities, and such registration rights may be exercised by the Holder prior to or subsequent to the exercise of the Option. Within ten (10) days after receiving any such notice pursuant to this subparagraph (b), the Company shall give notice to the Holder, advising that the Company is proceeding with the preparation and filing of a registration statement. In the event the registration statement is not filed within the period specified herein, unless such delay is caused by a requirement to include financial statements and the delay is not beyond the date such statements are required to be filed with the Securities and Exchange Commission, the expiration date of this Option shall be extended by an amount of time equal to the delay in filing. All costs and expenses related to the preparation and filing of a registration statement shall be borne by the Company, except that the Holder shall bear the fees of its own counsel and any underwriting discounts or commissions applicable to any of the securities sold by Holder. If the Company determines to include securities to be sold by it in any registration statement pursuant to this Section 4(b), such registration shall be deemed to have been a registration under Section 4(a).

     If Form S-8 is available for purposes of the registration of the Registrable Securities, the Company will maintain the effectiveness of the registration statement throughout the term of the Option; if Form F-8 is not so available, the Company will maintain the effectiveness of such registration statement under the Act for a period of at least nine months (and for up to an additional three months if requested by the Holder) from the effective date thereof. The Company shall supply prospectuses, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities and use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such Holder reasonably designates.

     (c) The Holder of this Option shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Option.

5. Adjustments

     (a) The number of shares of Common Stock purchasable on exercise of this Option and the purchase prices therefor shall be subject to adjustment from time to time in the event that the Company shall: (1) pay a dividend in, or make a distribution of, shares of Common Stock; (2) subdivide its outstanding shares of Common Stock into a greater number of shares; (3) combine its outstanding shares of Common Stock into a smaller number of shares; or (4) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of Shares and the number of any other shares of Common Stock purchasable on exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate exercise price, the number of Shares and the number of any other shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this subsection shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this subsection, the Holder shall become entitled to receive shares of two or more classes or series of securities of the Company, the board of directors of the Company shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     (b) In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into or with another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Option as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Option immediately prior thereto. In such case, the terms of this Option shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Option after such consummation.

     (c) Whenever a reference is made in this section to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock.

     (d) Whenever the number of shares of Common Stock purchasable upon exer cise of this Option or the exercise prices thereof shall be adjusted as required herein, the Company shall forthwith file such information with its Secretary at its principal office, and with the price determined as herein provided and setting forth in detail the facts requiring such adjustment.
Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after such adjustment, deliver a copy of such certificate to the Holder.

     (e) The Company: (1) shall not cause the par value of any shares of Common Stock issuable on exercise of this Option to be in excess of the amount payable therefor on such exercise, and (2) shall take all action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock (or other securities or property deliverable hereunder) upon the exercise of this Option. This Option shall bind the successors and assigns of the Company.

     (f) Notwithstanding anything in this section to the contrary, no adjustment in the number of shares of Common Stock purchasable on exercise of this Option shall be made with respect to dilution which would result from the issuance of Common Stock pursuant to the exercise of options which may be or have been granted pursuant to any employee incentive plan of the Company, whether qualified or non-qualified, or the conversion of any outstanding securities of the Company.

6. Notices of Record Dates, Etc.

     (a) If the Company shall fix a record date of the holders of Common Stock (or other securities at the time deliverable on exercise of this Option) for the purpose of entitling or enabling them to receive any dividends or other distribution, or to receive any right to subscribe for or purchase any shares of any class of any securities or to receive any other right contemplated by Section 5 or otherwise; or

     (b) In the event of any reorganization or recapitalization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or any transfer of all or substantially all of the assets of the Company to another entity; or

     (c) In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any such event, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be: (1) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, or (2) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any, is to be fixed, as of which the Holder of record of Common Stock (or any other securities at the time deliverable on exercise of this Option) shall be entitled to exchange its shares of Common Stock (or such other securities) for securities or other property deliverable on such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at the same date as the Company shall inform its stockholders, but in no event less than ten (10) days preceding such record date.

7. Reservation of Shares

     The Company shall at all times reserve, for the purpose of issuance on exercise of this Option, such number of shares of Common Stock (or such class or classes of capital stock or other securities) as shall from time to time be sufficient to comply with this Option, and the Company shall take such corporate action as may in the opinion of its counsel be necessary to increase its authorized and unissued shares of Common Stock (or such other class or classes of capital stock or other securities) in such number as shall be sufficient for such purpose.

8. Approvals

     The Company shall from time to time use its best efforts to obtain and continue in effect any and all permits, consents, registrations, qualifications and approvals of governmental agencies and authorities and to make all filings under applicable securities laws that may be or become necessary in connection with the issuance, sale, transfer and delivery of this Option and the issuance of securities on any exercise hereof. Nothing contained in this section shall in any way expand, alter or limit the rights of the Holder set forth in Section 1 hereof.

9. Restrictions on Transfer

     This Option has not been registered under the Act or qualified under any state securities or "blue sky" law. This Option may not be offered, sold or otherwise transferred unless registered and qualified pursuant to the provisions of such Act and "blue sky" laws, or unless an exemption from registration and qualification is available.

10. Survival

     All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Option and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Option, the Options and the Shares (and any other securities or property) issuable on exercise hereof.

11. Notices

     All demands, notices, consents and other communications to be given hereunder shall be in writing and shall be deemed duly given when delivered personally or five (5) days after being mailed by first class mail, postage prepaid, properly addressed, as follows:

     (a)     if to the Company, to:

               Princeton Media Group Inc.
               214 Brazilian Avenue
               Suite 300
               Palm Beach, FL  33480
               Attention:  President

          with a copy to:

               Julia K. O'Neill, Esq.
               Fleming & O'Neill, P.C.
               Two Newton Place
               Suite 200
               Newton, Massachusetts  02158
               Facsimile:  (617) 964-1694

     (b)     if to the Holder to:

               James J. McNamara
               214 Brazilian Avenue, Suite 300
               Palm Beach, Florida  33480

The Company and each Holder may change such address at any time or times by notice hereunder to the other.

12. Amendments; Waivers; Terminations; Governing Law; Headings; Entire
Agreement

     This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario, Canada. The headings in this Option are for convenience of reference only and are not part of this Option. This Option is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Option, and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Option shall be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Option shall be effective only if made in writing and executed with the same formality of this Option.

     IN WITNESS WHEREOF, Princeton Media Group, Inc. has duly caused this Common Stock Purchase Option to be signed in its name and on its behalf by its duly authorized officers, as of the date first set forth above.


ATTEST:                              PRINCETON MEDIA GROUP, INC.

/s/ J. William Metzger               By:/s/ Robert F. Kendall
Acting Secretary                     Title: Chief Financial Officer


                                   EXHIBIT A
                                 Annex to Option

                                FORM OF ASSIGNMENT

(To be executed upon transfer of Common Stock Purchase Option)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ______________________________ the right represented by the within Option, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________ attorney to transfer such Option on the option register of the within named Company, with full power of substitution.


DATED:  ____________________, 199___.


                              Signature:




(Signature must conform in all respects to name of holder as specified on the face of the Option)


                              Signature Guaranteed:






                                 Annex to Option

                              FORM OF SUBSCRIPTION

     (To be completed and signed only upon an exercise of the Option in whole or in part)

TO:     [Princeton Media Group, Inc.]


     The undersigned, the Holder of the attached Option, hereby irrevocably elects to exercise the purchase right represented by the Option for, and to purchase thereunder, _________ Shares (as such terms are defined in the Option dated January _____, 1997 from Princeton Media Group, Inc. to _________________________________ (or other securities or property), and herewith makes payment of $______________ therefor in cash or by certified or official bank check. The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:
Address:
Social Security Number:
Deliver to:
Address:

     If the foregoing Subscription evidences an exercise of the Option to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under such Option, please issue a new Option, of like tenor, for the remaining portion of the Option (or other securities or property) in the name(s), and deliver the same to the address(es), as follows:

Name:
Address:


DATED:  ____________________, 19___.



(Name of Holder)



(Signature of Holder or Authorized Signatory)

Signature Guaranteed:



(Social Security or Taxpayer Identification Number of Holder)